UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND OPPORTUNITIES AND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1.	Reports to Stockholders.

(a)	A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

DECEMBER 31, 2025 ANNUAL REPORT

Highland Opportunities and Income Fund

Highland Opportunities and Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

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Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

As of December 31, 2025	Highland Opportunities and Income Fund (NYSE: HFRO)

Performance Overview

For the twelve-month period ended December 31, 2025, Highland Opportunities and Income Fund (the “Fund” or “HFRO”) experienced a total market price increase of +25.05%, including distributions, and a total NAV decrease of -1.31%. Over the same period, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), returned +9.05%.

The Fund’s most significant contributor to performance during the period was price appreciation in its fixed-rate bond investments, driven largely by lower interest rates. The Fund’s largest detractor during the period was an equity investment in IQHQ, a private real estate investment trust. IQHQ is a life science-focused real estate company founded in 2019 to meet growing industry needs through acquiring, developing, and managing life science assets.

The U.S. commercial real estate market delivered modest gains in 2025 amid a challenging capital environment. Private core real estate posted low single-digit total returns, driven almost entirely by income, while publicly traded iShares U.S. Real Estate ETF returned 3.39%, with dividends accounting for 2.5% of the total return. High interest rates and tighter credit led to valuation declines early in the year, but property values stabilized by late 2025 as inflation cooled and the Federal Reserve began easing policy.

The commercial real estate market experienced varied performance across sectors. The multifamily segment, particularly apartments, delivered a total return of approximately 5.0% in the private market, driven primarily by income as property values remained flat. In contrast, publicly traded apartment REITs underperformed, posting a negative total return, reflecting valuation pressures and higher cap rates. Rent growth in this segment remained healthy, and occupancy held steady.

The single-family rental (SFR) sector showed a total return in the low single digits for the private market. Public SFR REITs (INVH & AMH) fared much worse, with a total return of approximately –10.0%, as rising cap rates and NAV discounts weighed on valuations. Despite this, fundamentals remained solid, with rent growth and occupancy levels stable.

Life sciences real estate, which is typically categorized under office in private indices, saw muted performance in the private market, with estimated total returns in the low single digits. However, Alexandria Real Estate (ARE), one of the largest public Life-Sciences REITs, declined approximately 47%, making it one of the worst-performing REITs of the year.

The self-storage sector has moved from the post-pandemic “rent spike” into a normalization phase, where street-rate pricing and occupancy are still working through excess supply in many metros, but data are showing early signs of stabilization. On operating fundamentals, advertised rents are no longer soft, but growth remains modest.

The industrial sector remained resilient. In the private market, it achieved a total return in the low single digits, with income contributing the bulk of performance and modest appreciation. Public industrial REITs outperformed, buoyed by investor confidence in logistics and warehouse demand. Rent growth moderated to around 5% year-over-year, and vacancy rates rose to roughly 7% before stabilizing. New supply declined significantly, setting the stage for potential reacceleration in fundamentals moving into 2026.

Looking into 2026, conditions appear more supportive for a gradual re-alignment between public and private real estate valuations. Markets are increasingly discounting some degree of rate relief, which would reduce borrowing costs and, at the margin, improve the feasibility of transactions—potentially allowing cap rates to stabilize or modestly compress as financing spreads normalize. At the same time, private capital is positioned to become more active with meaningful dry powder and a growing consensus that pricing is near a cyclical trough should translate into a healthier bid as sellers’ expectations adjust. The base case is not a straight-line recovery, but a more constructive environment for select opportunities, with cautious optimism warranted so long as inflation and credit conditions cooperate.

ANNUAL REPORT | 1

PORTFOLIO MANAGER COMMENTARY (unaudited)(continued)

As of December 31, 2025	Highland Opportunities and Income Fund (NYSE: HFRO)

During the year ended December 31, 2025, the Fund maintained a common distribution to shareholders totaling $0.08 per share and tax return of capital totaling $0.38 per share was paid to shareholders. This practice does not affect the Fund’s investment strategies.

The Markets In Review

U.S. equities delivered another strong year in 2025, extending what has become a remarkably resilient bull market. The S&P 500 finished the year up about +17.9% on a total return basis, following back-to-back gains of roughly +26% in 2023 and +25% in 2024. Performance leadership remained skewed to large-cap growth: the Nasdaq Composite Total Return gained about +21.1%, while the Dow’s total return was about +14.9%. Small caps participated, but trailed large caps again, with the Russell 2000 up +12.8%.

Importantly, the year was anything but a straight line. The market experienced a sharp risk-off episode in April due to the Trump administration’s tariff policies—nearly a 19% drawdown at one point—before staging a powerful recovery and ending the year higher. The tone improved into year-end, with the S&P 500 posting roughly a +2.7% total return in Q4, helping cement the full-year result.

2025 was more fundamentally grounded than many investors expected, with over 75% of the S&P 500’s gain coming from earnings growth and the balance coming from P/E multiple expansion and dividends. At the same time, market concentration remained a defining feature. The “Magnificent 7” carried roughly 33% of index weight and contributed approximately 42% of the S&P 500’s total return, with NVIDIA again a major contributor with the stock up 38.9%.

The high-yield bond market had another strong year, with the S&P High Yield Corporate Bond Index up 7.97%. Volatility did show up in pockets, but it was ultimately transitory. Spreads widened sharply during the early-April tariff risk-off window, with OAS moving above 4% and effective yields briefly pushing into the mid-8% range, before retracing as risk appetite stabilized. By year-end, the market finished rich but not euphoric.

Looking ahead, Wall Street has achieved remarkable unanimity heading into 2026—not a single major strategist surveyed by Bloomberg predicts a decline in the S&P 500, marking the first time in years that sell-side consensus is uniformly bullish. Wall Street projects S&P 500 EPS growth of +12%-15% in 2026. This optimism rests on a foundation of robust earnings growth, continued AI infrastructure spending, accommodative monetary policy, and fiscal stimulus from the “One Big Beautiful Bill.” However, the consensus also acknowledges meaningful risks around AI valuation and adoption. The setup is one of late-cycle dynamics meeting transformational technology, creating both opportunity and risks.

Portfolio Discussion

As of December 31, 2025, the Fund’s long assets totaled $828.3 million. The Fund’s long assets were approximately 71% invested in commercial real estate, including debt and equities, and 29% non-real estate related assets invested across debt securities, public and private equities, and structured products. There were 64 positions in the Fund, down from 77 at year-end 2024. The top 10 holdings comprise approximately 69% of the Fund’s long assets.

By type, the real estate assets were approximately 38% private equity holdings, 23% debt securities, and 9% public equity securities, as a percentage of the Fund’s long assets. The real estate assets were comprised of 19% single-family rental, 14% multifamily, 11% self-storage, 9% life science, and the balance in industrial, hotel, and development.

ANNUAL REPORT | 2

PORTFOLIO MANAGER COMMENTARY (unaudited)(concluded)

As of December 31, 2025	Highland Opportunities and Income Fund (NYSE: HFRO)

	Average Annual Total Returns

HFRO	1 Year	5 Year	10 Year

NAV	-1.31%	2.35%	3.60%

Market Price	25.05%	-2.19%	-0.99%

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointassetmgmt.com.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences.

ANNUAL REPORT | 3

Fund Profile (unaudited)

Highland Opportunities and Income Fund

Objective

Highland Opportunities and Income Fund seeks growth of capital along with income.

Net Assets as of December 31, 2025

$630.7 million

Portfolio Data as of December 31, 2025

The information below provides a snapshot of Highland Opportunities and Income Fund at the end of the reporting period. Highland Opportunities and Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2025 (1)%

CCC	1.9
Not Rated	98.1

Top 5 Sectors as of 12/31/2025 (2)%

Real Estate	92.8
Healthcare	15.7
LLC Interest	10.5
Communication Services	4.2
Registered Investment Company	4.0

Top 10 Holdings as of 12/31/2025 (2)(3)%

NFRO Diversified REIT, LLC (Common Stock)	15.3
NFRO Self Storage REIT, LLC (Common Stock)	10.8
NFRO SFR REIT, LLC (Common Stock)	10.6
NEXLS LLC, (LLC Interest)	10.5
NFRO Holdings, LLC (Common Stock)	10.3
NexPoint Real Estate Finance, Inc., REIT (Common Stock)	9.8
TRQ Plano, LLC 8.50%, 12/28/2033 (U.S. Senior Loans)	7.7
NexPoint SFR Operating Partnership L.P. 7.50%, 5/24/2027 (U.S. Senior Loans)	7.0
NXDT Hospitality Holdco, LLC Promissory Note 3.71%, 2/14/2027 (U.S. Senior Loans)	5.0
NexPoint Credit Catalyst Fund (Registered Investment Company)	4.0

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. The quality ratings reflected were issued by S&P Global Ratings, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s Investment Adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

ANNUAL REPORT | 4

Financial Statements

December 31, 2025	Highland Opportunities and Income Fund

A GUIDE TO UNDERSTANDING THE FUND’S FINANCIAL STATEMENTS

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.
Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.
Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.
Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting periods. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.
Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).
Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

ANNUAL REPORT | 5

Investment Portfolio

As of December 31, 2025	Highland Opportunities and Income Fund

Shares		Value ($)
Common Stock – 70.3%
COMMUNICATION SERVICES – 1.9%
27,134	MidWave Wireless, Inc. (fka Terrestar Corp.)(a)(b)(c)(d)	11,889,034

ENERGY – 0.2%
139,112	Talos Energy, Inc.(d)	1,533,014
1,118,286	Value Creation, Inc.(a)(b)(d)	43,613

		1,576,627

FINANCIALS – 2.3%
453,675	Meaningful PDCV LP(d)(e)	14,263,556

HEALTHCARE – 4.0%
12,026,660	CCS Medical Inc.(a)(b)(d)(f)	25,207,879

REAL ESTATE – 61.9%
11,561,680	Claymore(a)(b)(d)(f)	—
2,006,665	IQHQ, Inc.(d)(e)	8,387,860
34,512	LLV Holdco LLC – Series A, Membership Interest(a)(b)(d)(f)	2,053,459
436	LLV Holdco LLC – Series B, Membership Interest(a)(b)(d)(f)	25,921
1,559,149	NexPoint Diversified Real Estate Trust, REIT(f)(g)	5,971,541
4,372,286	NexPoint Real Estate Finance, Inc., REIT(f)(g)	61,561,784
213,700	NexPoint Residential Trust, Inc., REIT(f)(g)	6,432,370
16,103	NexPoint Storage Partners, Inc.(a)(b)(d)(f)	9,311,169
116,277,473	NFRO Diversified REIT, LLC(a)(b)(d)(f)	96,739,834
2,276,658	NFRO Holdings, LLC(a)(b)(d)(f)	64,798,374
104,718,416	NFRO Self Storage REIT, LLC(a)(b)(d)(f)	68,160,170
4,869,446	NFRO SFR REIT, LLC(a)(b)(d)(f)	66,622,582

		390,065,064

	Total Common Stock (Cost $881,520,929)	443,002,160

Principal Amount ($)
U.S. Senior Loans – 39.8%
COMMUNICATION SERVICES – 2.3%
12,340,838	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan D, 1st Lien,13.000%, 03/01/2028 (a)(b)	12,259,389
95,896	MidWave Wireless, Inc. (fka TerreStar Corp.), Term Loan G, 1st Lien,13.000%, 03/01/2028 (a)(b)	95,262
89,471	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan H, 1st Lien,13.000%, 03/01/2028 (a)(b)	88,881
250,029	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien,13.000%, 03/01/2028 (a)(b)	248,378
1,857,640	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan K, 1st Lien,13.000%, 03/01/2028 (a)(b)	1,845,380

		14,537,290

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
HEALTHCARE – 7.4%
15,442,373	Carestream Health Inc., Term Loan, 1st Lien,SOFR + 3.762%, 09/30/2027 (h)(i)	7,933,519
19,401,564	CCS Medical Inc., Junior Credit Term Loan, 1st Lien,13.000%, 01/05/2029 (a)(b)(f)	19,401,564
18,000,000	Sapience Therapeutics Inc Promissory Note,12.000%, 08/23/2027 (a)(b)	19,776,600

		47,111,683

REAL ESTATE – 30.0%
6,718,797	LLV Holdco LLC, Revolving Exit Loan,5.000%, 12/31/2026 (a)(b)(f)	6,194,731
45,000,000	NexPoint SFR Operating Partnership L.P.,7.500%, 05/24/2027 (a)(b)(f)	44,010,000
12,224,765	NFRO SPE, LLC Promissory Note,5.150%, 05/31/2027 (a)(b)(f)	12,224,765
6,383,153	NFRO SPE, LLC Promissory Note Term Loan,5.450%, 12/30/2026 (a)(b)(f)	6,383,153
6,500,000	NREF Operating IV REIT Sub, LLC,7.500%, 10/18/2027 (a)(b)(f)	6,207,500
6,400,000	NXDT Hospitality Holdco, LLC Convertible Promissory Note,7.500%, 09/30/2042 (a)(b)(f)	4,717,440
43,121,364	NXDT Hospitality Holdco, LLC Promissory Note,3.705%, 02/14/2027 (a)(b)(f)	31,784,757
5,852,170	NXLST Operating Partnership, LP Promissory Note,4.820%, 12/31/2028 (a)(b)	5,852,170
23,310,000	TCAL Mezz Lender, LLC Promissory Note,13.000%, 11/26/2027 (a)(b)	23,294,212
55,000,000	TRQ Plano, LLC,8.500%, 12/28/2033 (a)(b)	48,620,000

		189,288,728

	Total U.S. Senior Loans (Cost $302,353,392)	250,937,701

Shares
LLC Interest – 10.5%
994	NEXLS LLC (a)(b)(d)(f)	66,441,755

	Total LLC Interest (Cost $39,205,216)	66,441,755

Preferred Stock – 4.6%
HEALTHCARE – 3.7%
270,246	Apnimed, Series C-1 (a)(b)(d)(j)(k)	3,199,713
144,132	Apnimed, Series C-2 (a)(b)(d)(j)(k)	1,847,772
2,361,111	Sapience Therapeutics Inc (a)(b)(d)(k)	8,240,277
3,440,476	Sapience Therapeutics Inc, Class B (a)(b)(d)(k)	9,942,976

		23,230,738

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Investment Portfolio (continued)

As of December 31, 2025	Highland Opportunities and Income Fund

Shares		Value ($)
Preferred Stock – (continued)
REAL ESTATE – 0.9%
100,000	Braemar Hotels & Resorts, Inc. 5.50%(g)(k)	1,481,000
150,977	NexPoint Real Estate Finance, Inc., REIT 8.50%(f)(k)(l)	3,607,188
82,301	Wheeler Real Estate Investment Trust (d)(k)	419,735
2,990	Wheeler Real Estate Investment Trust , 09/21/2026(d)(m)	113,769

		5,621,692

	Total Preferred Stock (Cost $27,081,992)	28,852,430

Registered Investment Company – 4.1%
1,025,980	NexPoint Credit Catalyst Fund, Class Z (f)	25,444,314

	Total Registered Investment Company (Cost $25,640,417)	25,444,314

Principal Amount ($)
Collateralized Loan Obligations – 1.0%
6,527,471	ACAS CLO, Series 2018-1A, Class FRR TSFR3M + 8.172%, 12.06%, 10/18/2028 (b)(i)(n)	537,146
3,324,756	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 1/17/2035 (b)(n)(o)(u)	747,405
2,000,000	CIFC Funding, Series 2014-5A, Class SUB 0.00%, 1/19/2027 (b)(n)(o)(u)	630,000
5,462,500	CIFC Funding, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (b)(n)(o)(u)	227,022
2,500,000	CIFC Funding, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (b)(n)(o)(u)	50,000
3,000,000	CIFC Funding, Series 2015-1A, Class SUB 0.00%, 1/22/2031 (b)(n)(o)(u)	1,500
2,308,143	Clover Credit Partners CLO III, Series 2017-1A, Class F TSFR3M + 8.212%, 12.12%, 10/15/2029 (b)(i)(n)	311,599
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F TSFR3M + 8.432%, 12.15%, 6/15/2031 (b)(i)(n)	2,100,000
3,317,752	OZLM XXII, Ltd., Series 2018-22A, Class E TSFR3M + 7.652%, 11.53%, 1/17/2031 (b)(i)(n)	381,541
3,236,831	Saranac CLO III, Ltd., Series 2018-3A, Class ER TSFR3M + 7.500%, 11.76%, 6/22/2030 (b)(i)(n)	1,417,409
5,955,627	THL Credit Wind River, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (b)(n)(o)(p)(u)	14,889

	Total Collateralized Loan Obligations (Cost $26,862,889)	6,418,511

Principal Amount ($)		Value ($)
Corporate Bonds & Notes – 0.6%
COMMUNICATION SERVICES – 0.0%
2,945	iHeartCommunications, Inc. 9.13%, 05/01/2029 (n)	2,839

FINANCIALS – 0.6%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/2026 (n)	3,920,000

	Total Corporate Bonds & Notes (Cost $4,002,811)	3,922,839

Units
Warrants – 0.5%
HEALTHCARE – 0.5%
2,160,000	Sapience Therapeutics Inc(a)(b)(d)(q)	3,240,000

	Total Warrants (Cost $–)	3,240,000

Principal Amount ($)
Repurchase Agreements(r) – 0.0%
6,000	Citadel Securities LLC 3.940%, dated 12/31/2025 to be repurchased on 01/02/2026, repurchase price $6,001 (collateralized by various U.S. Treasury obligations, ranging in par value $0 – $526, 0.000% – 5.250%, 01/31/2026 – 11/15/2055; with total market value $6,122)	6,000
1,448	Natwest Markets Securities 3.840%, dated 12/31/2025 to be repurchased on 01/02/2026, repurchase price $1,448 (collateralized by various U.S. Treasury obligations, ranging in par value $12 – $45, 0.625% – 4.875%, 04/30/2026 – 11/15/2034; with total market value $1,477)	1,448

	Total Repurchase Agreements (Cost $7,448)	7,448

Shares
Cash Equivalent – 1.1%
MONEY MARKET FUND(s) – 1.1%
7,120,701	Dreyfus Treasury Obligations Cash Management, Institutional Class 3.650%	7,120,701

	Total Cash Equivalent (Cost $7,120,701)	7,120,701

Total Investments – 132.5%		835,387,859

(Cost $1,313,795,795)
Other Assets & Liabilities, Net - (32.5)%(t)		(204,696,073)

Net Assets – 100.0%		630,691,786

(a)	Securities with a total aggregate value of $680,768,710, or 107.9% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Investment Portfolio (concluded)

As of December 31, 2025	Highland Opportunities and Income Fund

Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $687,187,221 or 109.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2025. Please see Notes to Investment Portfolio.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	Common Stock	3/16/2018	$3,093,276	$11,889,034	1.9%

(d)	Non-income producing security.
(e)

Securities with a total aggregate value of $22,651,416, or 3.6% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Financial Statements for an explanation of this hierarchy.

(f)	Affiliated issuer. Assets with a total aggregate fair value of $633,302,250, or 100.4% of net assets, were affiliated with the Fund as of December 31, 2025.
(g)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $14,133,141.
(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of December 31, 2025, the SOFR 1 Month and SOFR 3 Month rates were 3.79% and 4.01%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)

Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2025. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(j)	There is currently no rate available.
(k)	Perpetual security with no stated maturity date.
(l)

Securities (or a portion of securities) on loan. As of December 31, 2025, the fair value of securities loaned was $7,152. The loaned securities were secured with cash and/or securities collateral of $7,448. Collateral is calculated based on prior day’s prices.

(m)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At December 31, 2025, these securities amounted to $10,341,349 or 1.6% of net assets.

(o)	No interest rate available.
(p)	The issuer is, or is in danger of being, in default of its payment obligation.
(q)	Expiration date not available.
(r)	Tri-Party Repurchase Agreement. (s) Rate reported is 7 day effective yield.
(t)	As of December 31, 2025, $16 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(u)	As of December 31, 2025, the Fund held $1,670,816 in equity tranche investments, representing 0.3% of net assets.

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Glossary: (abbreviations that may be used in the preceding statements)

(unaudited)

Other Abbreviations:

CLO	Collateralized Loan Obligation
REIT	Real Estate Investment Trust
TSFR3M	Term Secured Overnight Financing Rate 3 Month

ANNUAL REPORT | 9

Statement of Assets and Liabilities

As of December 31, 2025	Highland Opportunities and Income Fund

$
Assets
Investments from unaffiliated issuers, at value (a)	194,957,460
Affiliated investments, at value (Note 9)	633,302,250

Total Investments, at value	828,259,710
Repurchase Agreement, at value	7,448
Cash equivalent (Note 2)	7,120,701
Cash	199,036
Receivable for:
Investments sold	166,343
Dividends and interest	38,764,394
Fund shares sold	36,095
Due from broker	16
Prepaid expenses and other assets	128,804

Total assets	874,682,547

Liabilities:
Payable for:
Investments purchased	1,002,412
Investment advisory and administration fees (Note 6)	722,650
Reports to shareholders	50,437
Collateral from securities loaned (Note 4)	7,448
Accrued expenses and other liabilities	2,853,661

Total liabilities	4,636,608

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	139,756,249
Cumulative preferred shares (Series B), net of deferred financing costs (Notes 1 and 2)	99,597,904

Total Mezzanine Equity	239,354,153

Net Assets	630,691,786

Net Assets Consist of:
Paid-in capital	1,267,986,146
Total accumulated losses	(637,294,360)

Net Assets	630,691,786

Investments, at cost	231,499,711
Affiliated investments, at cost (Note 9)	1,075,167,935
Cash equivalent, at cost (Note 2)	7,120,701
Repurchase Agreement, at cost	7,448

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	55,388,271
Net asset value per share (Net assets/shares outstanding)	11.39

(a) Includes fair value of securities on loan	7,152

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 10

Statement of Operations

For the Year Ended December 31, 2025	Highland Opportunities and Income Fund

$
Investment Income
Income:
Dividends from unaffiliated issuers	62,252
Dividends from affiliated issuers (Note 9).	3,107,578
Securities lending income (Note 4)	144
Interest from unaffiliated issuers	16,022,311
Interest from affiliated issuers (Note 9)	7,246,207
Interest paid in kind from unaffiliated issuers	4,100,161
Interest paid in kind from affiliated issuers (Note 9)	2,948,977
ROC reclass from unaffiliated issuers (Note 9)(1)	(112,071)
ROC reclass from affiliated issuers (Note 9)(1)	(6,630,228)
Other income	67,464

Total income	26,812,795

Expenses:
Investment advisory (Note 6)	5,749,220
Tax expense and related fees	2,703,412
Administration fees (Note 6)	1,815,842
Legal fees	1,355,000
Accounting services fees	704,379
Audit fees	594,658
Miscellaneous	587,437
Pricing fees	392,679
Reports to shareholders	358,822
Trustees fees (Note 6)	243,135
Transfer agent fees	146,962
Registration fees	111,131
Dividends and fees on securities sold short (Note 2)	55,896
Custodian/wire agent fees	27,040

Total operating expenses	14,845,613

Net investment income	11,967,182

Preferred dividend expenses	(12,126,968)

Net Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments from unaffiliated issuers	(1,439,163)
Investments in affiliated issuers	5,543,631
Securities sold short (Note 2)	(2,667,976)
Distributions from affiliated issuers	7,500

Net realized gain	1,443,992

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(13,654,163)
Investments in affiliated issuers	(17,229,715)
Securities sold short (Note 2)	2,786,405

Net change in unrealized appreciation (depreciation)	(28,097,473)

Net realized and unrealized gain (loss)	(26,653,481)

Total decrease in net assets resulting from operations	(26,813,267)

(1)

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 11

Statements of Changes in Net Assets

Highland Opportunities and Income Fund

	For the Year Ended December 31, 2025 ($)	For the Year Ended December 31, 2024 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	11,967,182	35,032,698
Preferred dividend expenses	(12,126,968)	(7,793,759)
Net realized gain (loss)	1,443,992	(26,049,435)
Net change in unrealized appreciation (depreciation)	(28,097,473)	(38,454,120)

Net decrease from operations	(26,813,267)	(37,264,616)

Distributions to Shareholders from Earnings:
Distributions	(4,445,349)	(27,128,703)
Return of capital	(21,897,887)	(3,460,603)

Total Distributions to Shareholders from Earnings:	(26,343,236)	(30,589,306)

Decrease in net assets from operations and distributions	(53,156,503)	(67,853,922)

Share transactions:
Value of distributions reinvested	516,371	776,208
Shares repurchased of closed-end fund (Note 1)*	(119,975,571)	(40,217,502)
Gains (losses) from the retirement of repurchased shares	19,975,571	20,211,129

Net decrease from shares transactions	(99,483,629)	(19,230,165)

Total decrease in net assets	(152,640,132)	(87,084,087)

Net Assets
Beginning of year	783,331,918	870,416,005

End of year	630,691,786	783,331,918

Change in Common Shares:
Issued for distribution reinvested	91,354	124,838
Shares redeemed (Note 1)	(10,000,000)	(3,128,807)

Net decrease in fund shares	(9,908,646)	(3,003,969)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 12

Statement of Cash Flows

For the Year Ended December 31, 2025	Highland Opportunities and Income Fund

$
Cash Flows (Used In) Provided By Operating Activities:
Net decrease in net assets resulting from operations	(26,813,267)

Adjustments to Reconcile Net Decrease in Net Assets to Cash (Used In) Provided By Operating Activities:
Purchases of investment securities from unaffiliated issuers	(106,172,981)
Purchases of investment securities from affiliated issuers	(46,831,998)
Interest paid in kind from unaffiliated issuers	(4,100,161)
Interest paid in kind from affiliated issuers	(2,948,977)
Proceeds from disposition of investment securities from unaffiliated issues	146,756,624
Proceeds from disposition of investment securities from affiliated issues	16,951,388
Paydowns at cost	3,150,674
Net (amortization) accretion of discount	(829,491)
Proceeds from return of capital of investment securities from affiliated issues	19,655,365
Purchases of repurchase agreements, net	(7,401)
Purchases of securities sold short	(7,588,232)
Net realized (gain) loss on investments from unaffiliated issuers	1,439,163
Net realized (gain) loss on investments from affiliated issuers	(5,543,631)
Net realized (gain) loss on securities sold short	2,667,976
Net change in unrealized (appreciation)/depreciation on investments, affiliated investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	28,097,473
(Increase) Decrease in receivable for dividends and interest	(12,062,152)
(Increase) Decrease in receivable for investments sold	556,165
(Increase) Decrease in due from broker	182,859
(Increase) Decrease in prepaid expenses and other assets	(128,804)
Increase (Decrease) in payable upon receipt of securities on loan	7,401
Increase (Decrease) in payable for investments purchased	483,294
Increase (Decrease) in payable for investment advisory and administration fees	(58,065)
Increase (Decrease) in payable for reports to shareholders	50,437
Increase (Decrease) in payable for legal fees	(138,722)
Increase (Decrease) in accrued expenses and other liabilities	2,481,144

Net cash flow provided by operating activities	9,256,081

Cash Flows (Used In) Provided By Financing Activities:
Distributions paid in cash, net of distributions payable	(25,826,865)
Proceeds from shares sold, net of receivable	21,125
Payments for deferred financing costs, Series B	(402,096)

Net cash flow used in financing activities	(26,207,836)

Net Decrease in cash	(16,951,755)

Cash, Cash Equivalent, Restricted Cash, and Foreign Currency:
Beginning of year	24,271,492

End of year	7,319,737

End of Period Cash Balances:
Cash	199,036
Cash equivalent	7,120,701

End of year	7,319,737

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	516,371
Paid in Kind Interest	7,049,138
Exchange Offer of Common Shares for Series B Preferred Shares	100,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 13

Financial Highlights

Highland Opportunities and Income Fund

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$ 12.00	$ 12.74	$ 13.89	$ 14.29	$ 13.32

Income from Investment Operations:

Net investment income(a)	0.21	0.53	0.62	1.35	0.72

Preferred dividend expense	(0.21)	(0.12)	(0.11)	(0.11)	(0.11)

Net realized and unrealized gain (loss)	(0.50)	(1.01)	(0.74)	(0.80)	1.21

Total Income from Investment Operations	(0.50)	(0.60)	(0.23)	0.44	1.82

Less Distributions Declared to shareholders:

From net investment income	(0.08)	(0.41)	(0.61)	(0.52)	(0.22)

From return of capital	(0.38)	(0.05)	(0.31)	(0.40)	(0.70)

Total distributions declared to shareholders	(0.46)	(0.46)	(0.92)	(0.92)	(0.92)

Capital Share Transactions:

Retirement of Tendered Shares(a)	0.35	0.32	—	0.08	0.07

Net Asset Value, End of Year(b)	$11.39	$12.00	$12.74	$13.89	$14.29

Market Value, End of Year	$5.98	$5.19	$7.69	$10.30	$10.99

Market Value Total Return(c)	25.05%	(27.00)%	(16.94)%	1.70%	16.35%

Ratios based on Average Managed Assets

Gross operating expenses(d)	1.63%	1.24%	1.25%	1.15%	1.44%

Net investment income	1.32%	3.55%	3.96%	7.87%	4.53%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Year (000’s)	$630,692	$783,332	$870,416	$945,988	$995,615

Gross operating expenses(d)	2.18%	1.45%	1.45%	1.32%	1.67%

Net investment income	1.75%	4.11%	4.58%	8.98%	5.26%

Portfolio turnover rate	5%	14%	6%	45%	38%

Average commission rate paid(g)	$0.0251	$0.0210	$0.0203	$0.0092	$0.0348

(a)	Per share data was calculated using average shares outstanding during the year.
(b)

The Net Asset Value per share has been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at year end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share experienced by the shareholder at period/year end.

(c)

Total return is based on market value per share. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been Lower.

(d)	Includes dividends and fees on securities sold short.
(e)	All ratios for the year have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below.
(g)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 14

Financial Highlights (concluded)

Highland Opportunities and Income Fund

Supplemental Expense Ratios:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Ratios based on Average Managed Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.63%	1.24%	1.25%	1.15%	1.44%

Interest expense and commitment fees, and preferred dividend expense	1.34%	0.81%	0.86%	0.70%	0.74%

Dividends and fees on securities sold short	0.01%	0.02%	0.02%	0.02%	0.02%

Ratios to Average Net Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.18%	1.45%	1.45%	1.32%	1.67%

Interest expense and commitment fees, and preferred dividend expense	1.78%	0.95%	0.99%	0.80%	0.86%

Dividends and fees on securities sold short	0.01%	0.03%	0.02%	0.02%	0.02%

Borrowing at end of year:

Aggregate Amount Outstanding Excluding Preferred Shares*	—	6,797,004	20,690,000	21,722,000	—

Asset Coverage Per $1,000*	—	116,246.65	42,899.43	44,549.75	—

Aggregate Amount Outstanding Including Preferred Shares*	245,000,000	151,797,004	165,690,000	166,722,000	145,000,000

Asset Coverage Per $1,000*	3,574.25	6,160.39	6,232.05	6,674.04	7,859.92

*	See Note 10 for further details.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 15

Notes to Financial Statements

December 31, 2025	Highland Opportunities and Income Fund

Note 1. Organization

Highland Opportunities and Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of NexPoint Funds I (formerly Highland Funds I), a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135 million. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10 million, resulting in a total Preferred outstanding offering of $145 million.

The Series A Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A2 rating to the preferred shares.

On March 5, 2025, the Fund announced the details of its tender and exchange offer (the “Exchange Offer”) to exchange common shares (the “Common Shares”) for newly issued 5.375% Series B Preferred Shares (the “Preferred B Shares”). As part of the exchange offer, 10,000,000 common shares were exchanged for Preferred B Shares, resulting in total Preferred B Shares outstanding of $100 million.

The Series B Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on March 31, 2025. Series B Preferred shares trade on the NYSE. Egan-Jones Ratings Company has assigned a BBB+ rating to these preferred shares.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) —

Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) through its management, investment, and operating functions, which is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the

ANNUAL REPORT | 16

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

ANNUAL REPORT | 17

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of December 31, 2025, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $5.6 million are presented net with the mezzanine equity cumulative preferred shares Series A and B on the Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at December 31, 2025	Shares at December 31, 2025

Cumulative preferred shares (Series A)	5,800,000	$139,756,249	$145,000,000	$5,243,751	$—	$139,756,249	5,800,000

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at December 31, 2025	Shares at December 31, 2025

Cumulative preferred shares (Series B)	—	$—	$100,000,000	$402,096	$—	$99,597,904	4,000,000

Amounts	designated as (—) are zero or $0.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

ANNUAL REPORT | 18

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

As of December 31, 2025, the Fund’s investments consisted of common stock, U.S. senior loans, LLC interest, preferred stock, collateralized loan obligations, corporate bonds and notes, warrants, a registered investment company, repurchase agreements, and a cash equivalent. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1. The fair value of the Fund’s LLC interest is valued using a NAV approach with the fair value of policies provided by a third party and is classified as a Level 3 asset. The fair value of the Fund’s collateralized loan obligations are valued using prices provided by either brokers or pricing services and are classified as Level 2 assets.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Repurchase agreements are priced at their acquisition cost, which represents fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2025, is as follows:

	Total value at December 31, 2025 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)

Highland Opportunities and Income Fund

Assets

Common Stocks

Communication Services	11,889,034	—	—	11,889,034

Energy	1,576,627	1,533,014	—	43,613

Healthcare	25,207,879	—	—	25,207,879

ANNUAL REPORT | 19

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

	Total value at December 31, 2025 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)

Real Estate	381,677,204	73,965,695	—	307,711,509^

Common Stocks - Measured at NAV (1)

Financials	14,263,556	—	—	—

Real Estate	8,387,860	—	—	—

U.S. Senior Loans

Communication Services	14,537,290	—	—	14,537,290

Healthcare	47,111,683	—	7,933,519	39,178,164

Real Estate	189,288,728	—	—	189,288,728

LLC Interest	66,441,755	—	—	66,441,755

Preferred Stock

Healthcare	23,230,738	—	—	23,230,738

Real Estate	5,621,692	5,088,188	533,504	—

Registered Investment Companies	25,444,314	25,444,314	—	—

Collateralized Loan Obligations	6,418,511	—	6,418,511	—

Corporate Bonds & Notes

Communication Services	2,839	—	2,839	—

Financials	3,920,000	—	3,920,000	—

Warrants

Healthcare	3,240,000	—	—	3,240,000

Repurchase Agreements	7,448	7,448	—	—

Cash Equivalents	7,120,701	7,120,701	—	—

Total Assets	835,387,859	113,159,360	18,808,373	680,768,710

Total	835,387,859	113,159,360	18,808,373	680,768,710

^	This category includes securities with a value of zero.
(1)

Certain investments measured at fair value using net asset value per share (or its equivalent) as a practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in these tables are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio.

Amounts designated as (—) are $0.

ANNUAL REPORT | 20

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2025.

	Balance as of December 31, 2024 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $		Balance as of December 31, 2025 $	Change in Unrealized Appreciation (Depreciation) from Investments held at December 31, 2025 $

Common Stock

Communication Services	11,926,749	—	—	—	—	—	(37,715)	—	—		11,889,034	(37,715)

Energy	49,872	—	—	—	—	—	(6,259)	—	—		43,613	(6,259)

Financials	13,068,740	—	(14,263,556)	—	—	—	2,921,670	725,000	(2,451,854	)*	—	—

Healthcare	38,785,979	—	—	—	—	—	(13,578,100)	—	—		25,207,879	(13,578,100)

Real Estate	325,814,706	—	—	—	(10,084,108)	5,178,313	(15,154,552)	7,467,975	(5,510,825)		307,711,509	(21,647,745)

U.S. Senior Loans

Communication Services	11,176,894	—	—	895	—	—	(63,781)	3,423,282	—		14,537,290	(63,781)

Healthcare	33,435,282	—	—	—	—	—	1,165,271	4,577,611	—		39,178,164	1,165,271

Real Estate	178,506,944	—	—	(14)	—	—	6,213,182	15,362,152	(10,793,536	)*	189,288,728	6,439,349

LLC Interest	54,387,928	—	—	—	—	—	10,923,827	1,130,000	—		66,441,755	10,923,827

Preferred Stock

Healthcare	23,218,253	—	—	—	—	—	12,485	—	—		23,230,738	12,485

Warrants

Healthcare	2,844,000	—	—	—	—	—	396,000	—	—		3,240,000	396,000

Total	693,215,347	—	(14,263,556)	881	(10,084,108)	5,178,313	(7,207,972)	32,686,020	(18,756,215)		680,768,710	(16,396,668)

*	Sales resulting from transfer in-kind and/or paydown at par. No realized gain (loss) associated with these transactions.

Amounts designated as (—) are $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended December 31, 2025, there was one Common Stock — Financials position that transferred out of Level 3 to investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient in accordance with ASC 820-10. The shift was due to a practical expedient mark becoming available, resulting in a transfer from Level 3 to practical expedient.

ANNUAL REPORT | 21

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Determination of fair value is uncertain because it involves subjective judgements and estimates that are unobservable. The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 12/31/25 $	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)

Common Stock	344,852,035	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $1.10 ($0.57)

			Revenue Multiples	0.40x - 0.50x (0.45x)

			Multiple of EBITDA less CAPEX	9.50x - 13.00x (11.13x)

		Discounted Cash Flow	Discount Rate	7.00% - 29.50% (15.56%)

			Capitalization Rate	5.00% - 5.625% (5.34%)

			Price per Sq. Ft.	$30.00 - $32.00 ($31.00)

		Transaction Indication of Value	Enterprise Value ($mm)	$1,137 - $1,285 ($1,211)

			Price per Share	$11.60

		NAV Approach	N/A	N/A

		Market Approach	Enterprise Value ($mm)	$29.7mm - $75.7mm ($58.824mm)

U.S. Senior Loans	243,004,182	Discounted Cash Flow	Discount Rate	4.42% - 17.75% (11.12%)

		Volatility Analysis	Volatility	55.00% - 65.00% (60.00%)

		Transaction Indication of Value	Cost Price	$6.38mm - $12.22mm ($9.30mm)

Preferred Stock	23,230,738	Option Pricing Model	Volatility	40% - 90% (65%)

		Transaction Indication of Value	Enterprise Value ($mm)	$384.30 - $433.00 ($408.43)

		Discounted Cash Flow	Discount Rate	11.00%

LLC Interest	66,441,755	Discounted Cash Flow	Discount Rate	14.00%

Warrants	3,240,000	Option Pricing Model	Volatility	40% - 60% (50%)

	680,768,710

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of December 31, 2025. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock are: volatility, enterprise value, and discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s U.S. Senior Loans are: the discount rate, volatility and cost price. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock are: the unadjusted price/MHz-PoP, revenue multiple, EBITDA multiple less CAPEX, discount rate, capitalization rate, price per sq. ft., enterprise value, and price per share. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s warrants is volatility. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

ANNUAL REPORT | 22

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio and Statement of Assets and Liabilities.

There are two investments reported at fair value using the NAV per share practical expedient. The first is a private Life Sciences REIT and the second is a private equity fund focused on growth-stage consumer companies, neither of which allows redemptions.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and payments in kind are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in real estate investment trusts (“REIT”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in Statement of Operations. There were no interest or penalties during the year ended December 31, 2025.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a

ANNUAL REPORT | 23

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) cash equivalents, foreign currency and restricted cash held at broker(s).

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate.

Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. There were securities fair valued at $14,133,141 posted in the Fund’s segregated account as collateral as of December 31, 2025.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Practical Expedient

Pursuant to ASC Topic 820, Fair Value Measurement, the Fund may elect to use net asset value per share or its equivalent as a practical expedient to measure the Company’s interest in limited partnership investments

ANNUAL REPORT | 24

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

at fair value, unless it is probable that the investment will be sold at a value different from its NAV. However, in order for the Company to use this methodology, the company must calculate NAV in a manner consistent with the measurement principles established by ASC Topic 820. The Fund is using the practical expedient as of December 31, 2025.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended December 31, 2025, the Fund did not enter into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is

ANNUAL REPORT | 25

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

As of December 31, 2025, the Fund did not hold written options.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2025, the Fund did not hold reverse repurchase agreements.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

Note 4. Securities Lending

Effective January 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement (“SLA”), which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of December 31, 2025.

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount

$7,152	$7,152	$—	$—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Amounts designated as (—) are $0.

The value of loaned securities and related collateral outstanding at December 31, 2025 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2025, the cash collateral was invested in repurchase agreements with the following maturities:

Remaining Contractual Maturity of the Agreements, as of December 31, 2025

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total

Repurchase Agreements	$7,448	$—	$—	$—	$7,448

Total	$7,448	$—	$—	$—	$7,448

Amounts designated as (—) are $0.

ANNUAL REPORT | 26

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The fair value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions entered into pursuant to the SLA provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2025, permanent differences chiefly resulting from reclasses relating to partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in- Capital

$3,252,804	$(3,252,804)

At December 31, 2025, the Fund’s most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis are as follows:

Other Temporary Losses	Accumulated Capital Losses	Unrealized Appreciation (Depreciation)(1)

$71	$(147,190,048)	$(490,104,383)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, consent dividends, partnerships, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2025, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these

ANNUAL REPORT | 27

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders. During the year ended December 31, 2025, the Fund utilized $4,758,198 of capital loss carryforwards capital carryforwards to offset capital gains.

No Expiration Short-Term	No Expiration Long-Term	Total

$(1,202,786)	$(145,987,262)	$(147,190,048)

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2025, the Fund did not defer any qualified late year ordinary nor post October losses.

The tax character of distributions paid during the last two fiscal years ended December 31, is as follows:

	Ordinary Income	Long-term Capital Gain	Return of Capital

2025	$4,445,349	$—	$21,897,887

2024	27,128,703	—	3,460,603

Amounts designated as (—) are $0.

Unrealized appreciation (depreciation) at December 31, 2025, based on cost of investments and foreign currency transactions for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost

$81,092,625	$(571,197,008)	$(490,104,383)	$1,318,364,560

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

Note 6. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the year ended December 31, 2025:

Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion

0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average monthly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each Committee receives an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

ANNUAL REPORT | 28

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended December 31, 2025, the Expedited Settlement Agreement was not used by the Fund.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Anti-Takeover Provisions Risk

The Fund’s articles of incorporation and bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial

ANNUAL REPORT | 29

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Financial Services Industry Risk

The risk associated with the fact that the Fund’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the

ANNUAL REPORT | 30

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

ANNUAL REPORT | 31

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investments in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the

ANNUAL REPORT | 32

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Fund is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO Diversified REIT, LLC, NFRO Self Storage REIT, LLC, NFRO SFR REIT, LLC, and NFRO Holdings, LLC (together the “REIT Subsidiaries”), which may cause the Fund’s operating results to suffer. A number of factors may prevent the REIT Subsidiaries’ properties and other real estate-

related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by each REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market and Selection Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

ANNUAL REPORT | 33

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Senior Loans Risk

The risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

ANNUAL REPORT | 34

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statements of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Premiums paid or received are recognized as realized gain or loss in the Statement of Operations.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of December 31, 2025, the Fund held no open swap contracts.

Swaps Risk

The risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard OTC swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by MidWave Wireless (“MidWave”). MidWave is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of MidWave involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 8. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities for the year ended December 31, 2025, were as follows:

U.S Government Securities		Other Securities

Purchases	Sales	Purchases	Sales

$—	$—	$40,889,991	$55,743,580

Amounts designated as (—) are $0.

During the year ended December 31, 2025, the Fund did not have any transaction that qualified under Rule 17a-7 under the 1940 Act.

ANNUAL REPORT | 35

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Note 9. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2025:

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024 $	Value of Transfers In $	Value of Transfers Out $	Purchases at Cost $	Proceeds from Sales $		Distribution to Return of Capital $		Net Realized Gain/(Loss) on Sales $		Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2025 $	Shares at December 31, 2025	Affiliated Income $

Majority Owned, Not Consolidated

Allenby (Common Stock)	3,209,880	—	—	—	261,380	(5,510,824)			(3,209,880)	5,247,143		3,212,181	—	—	—

Claymore (Common Stock)	11,561,680	—	—	—	—	—			—	—		—	—	11,561,680	—

Haygood (Common Stock)	68,830	—	—	—	—	—			—	(68,830	)(1)	68,830	—	—	—

Other Affiliates

CCS Medical, Inc. (Common Stock)	12,026,660	38,785,979	—	—	—	—			—	—		(13,578,100)	25,207,879	12,026,660	—

LLV Holdco LLC - Series A, Membership Interest (Common Stock)	34,512	3,348,346	—	—	—	—			—	—		(1,294,887)	2,053,459	34,512	—

LLV Holdco LLC - Series B, Membership Interest (Common Stock)	436	42,267	—	—	—	—			—	—		(16,346)	25,921	436	—

NexPoint Diversified Real Estate Trust REIT (Common Stock)	1,406,480	8,579,528	—	—	600,069	—			(878,265)	—		(2,329,791)	5,971,541	1,559,149	—

NexPoint Real Estate Finance, Inc. REIT (Common Stock)	4,372,286	68,601,164	—	—	—	—			(8,226,019)	—		1,186,639	61,561,784	4,372,286	518,552

NexPoint Residential Trust, Inc. (Common Stock)	204,648	8,544,054	—	—	317,334	—			(430,613)	—		(1,998,405)	6,432,370	213,700	—

NexPoint Storage Partners, Inc. (Common Stock)	16,103	11,691,860	—	—	—	—			—	—		(2,380,691)	9,311,169	16,103	—

NFRO Diversified REIT, LLC (Common Stock)	113,416,076	82,169,947	—	—	2,119,677	—			—	—		12,450,210	96,739,834	116,277,473	1,613,992

NFRO Holdings, LLC (Common Stock)	2,276,658	58,659,144	—	—	—	—			(6,630,228)	—		12,769,458	64,798,374	2,276,658	(6,630,228	)(2)

NFRO Self Storage REIT, LLC (Common Stock)	104,718,416	85,644,271	—	—	—	—			(121,000)	—		(17,363,101)	68,160,170	104,718,416	—

NFRO SFR REIT, LLC (Common Stock)	4,576,922	84,258,871	—	—	5,086,918	—			(123,000)	—		(22,600,207)	66,622,582	4,869,446	—

CCS Medical, Inc. (U.S. Senior Loan)	17,823,953	17,800,782	—	—	1,577,611	—			—	—		23,171	19,401,564	19,401,564	2,506,665

LLV Holdco LLC (U.S. Senior Loan)	6,417,314	6,083,613	—	—	330,120	(28,637)		†	—	—		(190,365)	6,194,731	6,718,797	331,032

NexPoint SFR Operating Partnership, L.P., 7.500%, 05/24/2027 (U.S. Senior Loan)	50,000,000	48,575,000	—	—	—	(5,000,000	)(3)		—	—		435,000	44,010,000	45,000,000	4,029,168

NexPoint SFR Operating Partnership, L.P., 7.500%, 06/30/2027 (U.S. Senior Loan)	5,000,000	4,857,500	—	—	—	(5,000,000	)(3)		—	—		142,500	—	—	166,666

NFRO SPE, LLC Promissory Note (U.S. Senior Loan)	—	—	—	—	12,224,765	—			—	—		—	12,224,765	12,224,765	368,158

NFRO SPE, LLC Promissory Note Term Loan (U.S. Senior Loan)	6,700,223	6,700,223	—	—	367,930	(685,000)		†	—	—		—	6,383,153	6,383,153	358,178

NREF Operating IV REIT Sub, LLC (U.S. Senior Loan)	6,500,000	6,210,750	—	—	—	—			—	—		(3,250)	6,207,500	6,500,000	609,375

NXDT Hospitality Holdco, LLC Convertible Promissory Note (U.S. Senior Loan)	6,400,000	4,243,200	—	—	—	—			—	—		474,240	4,717,440	6,400,000	731,617

NXDT Hospitality Holdco, LLC Promissory Note (U.S. Senior Loan)	42,996,610	28,509,488	—	—	124,754	—			—	—		3,150,515	31,784,757	43,121,364	1,094,325

NEXLS LLC (LLC Interest)	974	54,387,928	—	—	1,130,000	—			—	—		10,923,827	66,441,755	994	—

NexPoint Real Estate Finance REIT (Preferred Stock)	150,977	3,532,862	—	—	—	—			—	—		74,326	3,607,188	150,977	320,826

Highland Global Allocation Fund (Registered Investment Company)	86,246	587,335	—	—	—	(726,927)			(36,360)	365,318		(189,366)	—	—	21,291

NexPoint Credit Catalyst Fund (Registered Investment Company)	—	—	—	—	25,640,417	—			—	—		(196,103)	25,444,314	1,025,980	632,917

Total	399,965,884	631,814,112	—	—	49,780,975	(16,951,388)			(19,655,365)	5,543,631		(17,229,715)	633,302,250	404,854,113	6,672,534

†	Includes paydowns.
(1)	Includes capital loss of $68,830, which is reflected in realized gain (loss) on investments from affiliated issuers on the Statement of Operations.
(2)	The Fund’s reported affiliated income from NFRO Holdings, LLC includes REIT adjustments of $(6,630,228), resulting in the Fund reporting a negative value for income received.
(3)	Transfer to sub-reit at cost.

Amounts designated as (—) are $0.

ANNUAL REPORT | 36

Notes to Financial Statements (continued)

December 31, 2025	Highland Opportunities and Income Fund

Note 10. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares $	Asset Coverage of Indebtedness Excluding Preferred Shares %	Amount Outstanding Including Preferred Shares $	Asset Coverage of Indebtedness Including Preferred Shares (2) %

12/31/2025	N/A	N/A	245,000,000	357.43

12/31/2024	6,797,004	11,624.66	151,797,004	616.04

12/31/2023	20,690,000	4,298.05	165,690,000	624.22

12/31/2022	21,722,000	4,454.98	166,722,000	667.40

12/31/2021	N/A	N/A	145,000,000	785.99

12/31/2020	200,000,000	575.25	345,000,000	375.50

12/31/2019	419,796,600	337.13	564,796,600	276.25

12/31/2018(1)	496,141,100	306.80	496,141,100	306.80

6/30/2018	498,563,423	317.70	498,563,423	317.70

6/30/2017	N/A	N/A	N/A	N/A

6/30/2016	N/A	N/A	N/A	N/A

6/30/2015	51,500,000	1,641.40	51,500,000	1,641.40

6/30/2014	60,000,000	1,577.60	60,000,000	1,577.60

[1]	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
[2]	As referenced in Note 1, the Fund issued $245 million in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 1940 Act.
[3]	The Fund has guaranteed 21.40% of the amount of debt at the investment and subsidiary level. If conservatively including those balances in the asset coverage ratio, the ratio would be 39.72%.

Note 11. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2025, NFRO Diversified REIT, LLC, NFRO Self Storage REIT, LLC, and NFRO Holdings, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). These subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized financial information of these unconsolidated subsidiaries is presented as follows:

	NFRO Diversified REIT, LLC December 31, 2025 $	NFRO Self Storage REIT, LLC December 31, 2025 $	NFRO SFR REIT, LLC December 31, 2025 $

Balance Sheet:

Current Assets	13,323,000	638,000	2,493,000

Noncurrent Assets	135,852,000	68,031,500	134,460,000

Total Assets	149,175,000	68,669,500	136,953,000

Current Liabilities	700,000	507,500	12,484,000

Noncurrent Liabilities	31,475,000	—	39,420,000

Total Liabilities	32,175,000	507,500	51,904,000

Preferred Stock	1,000	104,000	—

Non-Controlling interest (in consolidated investments)	3,668,000	—	—

Invested Equity	113,331,000	68,058,000	85,049,000

Total Equity	117,000,000	68,162,000	85,049,000

	NFRO Diversified REIT, LLC For the Year Ended December 31, 2025 $	NFRO Self Storage REIT, LLC For the Year Ended December 31, 2025 $	NFRO SFR REIT, LLC For the Year Ended December 31, 2025 $

Summary of Operations:

Net Sales	8,148,000	51,000	3,718,000

Gross Profit (Loss)	6,982,000	40,000	(4,177,000)

Net Income (Loss)	4,170,000	(17,347,000)	(13,680,000)

Net Income (Loss) attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	151,000	15,000	15,000

ANNUAL REPORT | 37

Notes to Financial Statements (concluded)

December 31, 2025	Highland Opportunities and Income Fund

Note 12. Recent Accounting Pronouncement

The Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

ANNUAL REPORT | 38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Highland Opportunities and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Opportunities and Income Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, agent banks, transfer agents, issuers, and brokers; when replies were not received from these parties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 5, 2026

ANNUAL REPORT | 39

Additional Information (unaudited)

December 31, 2025	Highland Opportunities and Income Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek growth of capital along with income.

The Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; (ii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options; and (iii) floating rate loans and other securities deemed to be floating rate investments.

The Fund will invest at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. NexPoint seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Investment Adviser will be successful in doing so. In making floating rate investments for the Fund, the Fund’s Investment Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations,

partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the Investment Adviser could be subject to allegations of lender liability. Senior Loans in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a spread.

Real Estate Investments. The Fund defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and other real estate credit investments, which include existing first and second mortgages on

ANNUAL REPORT | 40

Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;
•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);
•	REOCs;
•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);
•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);
•	real estate exchange traded funds (“ETFs”); and
•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Fund may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiaries, NFRO REIT Sub, LLC, NFRO REIT Sub II, LLC, and NFRO SFR REIT, LLC (together the “REIT Subsidiaries”). With respect to the Fund’s real estate investments, the Investment Adviser seeks to: (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Fund may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. Additionally, the Fund may invest in securities issued by other investment companies and exchange-traded funds (“ETFs”), including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Fees and expenses of such investments will be borne by shareholders of the investing Fund. When the Fund invests in other investment companies that are advised by the Investment Adviser or its affiliates, the Investment

Adviser voluntarily waives the higher of the Fund’s

ANNUAL REPORT | 41

Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

advisory fee or the affiliated investment company’s advisory fees, for the portion of the Fund’s assets attributable to the investment in the affiliated investment company. Voluntary amounts waived are reflected in the statement of operations.

The Fund’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Investment Adviser to be in the best interest of the

Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Fund may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Fund’s total assets (including the amount borrowed. The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

ANNUAL REPORT | 42

Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not intended to be a complete investment program.

Tax Information

For shareholders that do not have a December 31, 2025 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2025 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2025, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution

83.13%	0.00%	16.87%	100.00%

Qualified Dividends and Corporate Dividends Received Deduction(1)	Qualified Dividend Income (15% tax rate for QDI)(2)	Interest Related Dividends(3)	U.S. Government Interest(4)	Qualifying Business Income(5)

0.01%	0.02%	83.94%	0.00%	3.65%

(1)	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions. It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

(4)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2025. Complete information will be computed and reported with your 2025 Form 1099-DIV.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Equiniti Trust Company, LLC (“EQ” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by EQ, as dividend disbursing agent.

Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written

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December 31, 2025	Highland Opportunities and Income Fund

instructions or by contacting EQ, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at Equiniti Trust Company, LLC PO Box 500 Newark, NJ 07101.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, Maxim Group, LLC (“Maxim”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

be held in an account at Maxim for the conditional benefit of the shareholder. Under the Program, Participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each Subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, Maxim will purchase common shares on behalf of participants in open-market purchases. If the Company’s common shares are trading at a premium, Maxim may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will take a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. Maxim maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by Maxim on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Maxim will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the

Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of Highland Opportunities and Income Fund Advisory Agreement.

The Fund has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.

During a meeting with the Investment Adviser held on August 7, 2025, and separately with independent trustee counsel on August 18, 2025, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at an in-person Board meeting held on September 11-12, 2025.

Following review and discussion of the Agreement and information provided by the Investment Adviser discussed below, at the meeting held on September 11-12, 2025, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2025. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other comparable funds managed by the Investment Adviser, if any, that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. Throughout the annual contract renewal process, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and certain advisory fee data to a larger group of funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage, discount and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition.

The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees noted that their evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the fund industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustee’s conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees also were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund. The Board of Trustees considered the portfolio management to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management, as applicable. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered any operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters have not impacted the quality and level of services the Investment Adviser provides to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder services, that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as applicable, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the NexPoint Fund Complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the Investment Adviser’s risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received information with respect to the Fund’s leverage discount and distribution rates.

The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds as selected by FUSE for various periods ended June 30, 2025 and management’s discussion of the same, including the differences in the Fund’s strategy from the peer group and the effect of market conditions on the Fund’s performance. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s category, as well as compared to the peer group selected by FUSE. The

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

Board of Trustees also took into account its discussions with management over the course of the year and in past years regarding factors that contributed to the performance of the Fund, including any discussions with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees considered that the Fund underperformed (based on NAV) [the Morningstar LSTA Leveraged Loan Index], for the one-, three-, five- and ten-year periods ended June 30, 2025. The Board of Trustees also considered that the Fund (based on NAV) had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2025. The Board of Trustees took into account the unique investment focus of the Fund as compared to the other funds in its peer group. The Board of Trustees also took into account management’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s investment strategy, differences between the Fund’s investment strategy and those of its peer group, its distribution rate relative to the peer group and its performance based on NAV, as well as discussions of certain of the Fund’s holdings and actions already taken and other plans to address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain comparable funds as selected by FUSE and (b) the expense ratios of the Fund versus the expense ratios of certain comparable funds as selected by; and (4) information regarding the total fees and payments received and any amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses were lower than its peer group median and that the Fund’s advisory fees were lower than its peer group median. The Board of Trustees took into account management’s discussion of the Fund’s expenses.

The Board also noted the Investment Adviser’s representation that the services provided to the Fund are not duplicative of any advisory services provided to any underlying funds in which the Fund may invest and that advisory fees are waived in connection with investments in affiliated funds in order to avoid any duplication of fees.

The Board of Trustees considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, if any, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to the Fund’s investments in one or more other funds in the NexPoint Fund Complex, the fees paid to the adviser of the underlying fund and its affiliates, if any, with respect to such investments. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

The Board of Trustees examined the profitability of the Investment Adviser. After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund, if any, was not excessive.

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund’s advisory fee schedule includes breakpoints. The Board of Trustees also noted the Fund’s closed-end fund structure. The Board of Trustees also took into account the Investment Adviser’s discussion of the fee structure. The Board of Trustees also noted that the FUSE report included the Fund’s contractual fee schedule at different asset levels as compared to its peer universe and that the Fund’s advisory fee was at the lowest range at all asset levels as compared to its peer universe. The Board of Trustees also noted the current size of the Fund. The Board of Trustees also considered that the Investment Adviser may share potential economies of scale from its advisory business in a variety of ways, including through investments in its business intended to enhance its capabilities and services to the benefit of the Fund and other funds in the retail complex. The Board noted, however, that although closed-end funds may make additional share offerings from time to time, closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.

The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “NexPoint Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), Highland Global Allocation Fund (“GAF”), Highland Opportunities and Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Dr. Bob Froehlich (4/28/1953)	Trustee	Trustee since August 2017; 3 year term (expiring at 2026 annual meeting).	Retired.	7	Director of KC Concessions, Inc. (from January 2013 to March 2025); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (from January 2013 to March 2025); Director of The Midwest League of Professional Baseball Clubs, Inc.(from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (from January 2013 to March 2025); Director of Galen Robotics, Inc. (since August 2016); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021); Director of National Amateur Fall Baseball Federation (since December 2023) and Executive Director of Kane County Cougars Baseball Foundation Inc. (from July 2023 to March 2025) and (remaining as Director).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Trustee since August 2017; Chairman of the Board since August 2017; 3 year term (expiring at 2025 annual meeting).	Principal and CIO of Brookmont Capital Management, LLC (since May 2020); CEO, Chairman and Founder of Impact Shares LLC (since December 2015); Trustee/ Director of the NexPoint Fund Complex (from June 2012 until July 2013 and since December 2013); and Trustee of Strategic Trust (since August 2021).	7	Trustee of Tidal Trust III (formerly Impact Shares Trust I) (since 2016).	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the NexPoint Fund Complex; significant administrative and managerial experience.

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3 year term (expiring at 2026 annual meeting).	President & CEO of the Executives’ Club of Chicago (since June 2025); President & CEO, YMCA of Metropolitan Chicago (from 2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (from 2013 to 2021).	7	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (from 2017 to 2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (from February 2022 to March 2022); Member of Financial Accounting Standards Advisory Council (since 2021); and Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

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Additional Information (unaudited) (continued)

December 31, 2025	Highland Opportunities and Income Fund

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

John Honis (6/16/1958)	Trustee	Trustee since August 2017; 3 year term (expiring at 2027 annual meeting).	President of Rand Advisors, LLC (from August 2013 to August 2022); and President of Valience Group, LLC (since July 2021) and Consultant of Rand Advisors, LLC (since August 2022).	7	None.	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

ANNUAL REPORT | 53

Additional Information (unaudited) (concluded)

December 31, 2025	Highland Opportunities and Income Fund

OFFICERS

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NexPoint from November 2017 until March 2019; Chief Product Strategist at NexPoint from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group[1] since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. (“HCMLP”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group[1] and NexPoint Advisors, L.P. since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti- Money Laundering Officer since November 2021.	Chief Compliance Officer and Counsel at NexPoint since May 2025. Prior to May 2025, she held this role at Skyview Legal PC beginning in February 2021. Prior to joining Skyview in 2021, Ms. Vitiello served as Managing Director - Distressed, Assistant General Counsel, Associate General Counsel, and In-House Counsel for HCMLP.

[1]

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

ANNUAL REPORT | 54

Important Information About This Report (unaudited)

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-800-357-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

ANNUAL REPORT | 55

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Highland Opportunities and Income Fund

ANNUAL REPORT, DECEMBER 31, 2025

www.nexpointassetmgmt.com	HFRO-AR-25

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

Highland Opportunities and Income Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Dorri McWhorter, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mrs. McWhorter is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $218,000 for the fiscal year ended December 31, 2024 and $375,000 for the fiscal year ended December 31, 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for the fiscal year ended December 31, 2024 and $18,000 for the fiscal year ended December 31, 2025. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)

Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Dorri McWhorter

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the approval of the Registrant’s Investment Advisory Agreement is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Asset Management, L.P. (the “Company”) votes or gives consents with respect to the securities owned by clients for which the Company exercises voting authority and discretion, including all accounts, funds, vehicles, and separate client relationships—such as registered investment companies, private funds, pooled investment vehicles, and separately managed accounts—where such voting authority has been delegated to the Company (“Clients”).1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [    .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [    .com] by the Settlement Designee or by sending voting instructions to [    .com] and [    .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [     .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisor y fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management, L.P. (“HCMLP”) in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is the portfolio manager of NexPoint’s Merger Arbitrage Fund, Event Driven Fund, and the Climate Tech Fund. He also holds various officer and director roles across NexPoint’s publicly traded REITs: NexPoint Residential Trust, Inc. (NYSE:NXRT), which focuses on multifamily assets; NexPoint Real Estate Finance, Inc. (NYSE:NREF), a commercial mortgage REIT; NexPoint Hospitality Trust (TSXV:NHT.U), which focuses on hospitality assets; NexPoint Diversified Real Estate Trust(NYSE:NXDT), which focuses on investing among various commercial real estate property types and across the capital structure. Mr. Dondero also holds director positions with Vinebrook Homes Trust, Inc. and NexPoint Hospitality Trust. He is the chairman of NexBank Capital, Inc., a director of NexBank SSB, and a manager of SeaOne Holdings, LLC.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2025.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	5	$1,335	1	$38
Other Pooled Investment Vehicles:	3	$5,052	3	$5,052
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

NexPoint Asset Management, L.P. (“NAM” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “NAM” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC March 26th, 2025 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NAM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NAM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NAM furnishes advisory services to numerous clients in addition to the Registrant, and NAM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NAM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NAM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients.

In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NAM generally will pursue the strategy that NAM believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NAM’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NAM investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NAM personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NAM registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NAM may use external counsel for guidance and assistance. The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NAM, there may be times when NAM has interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NAM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at NAM and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant’s portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan Index.

NAM is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Dondero does not receive compensation based upon investment performance of the funds for which he serves as portfolio manager and instead shares in the profits of NAM.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NAM, which may include the amount of assets supervised and other management roles within NAM. Base compensation is determined by taking into account current industry norms and market data to ensure that NAM pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NAM does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NAM.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Registrant’s portfolio manager as of December 31, 2025.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16.	Controls and Procedures.

Assessment of the Registrant’s Control Environment

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $144

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $144

(b)	During the Registrant’s most recent fiscal year ended December 31, 2025, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	The Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND OPPORTUNITIES AND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 11, 2026